UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2024

Pono Capital Two, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41462	88-1192288
(Commission File Number)	(IRS Employer Identification No.)

643 Ilalo St. #102

Honolulu, Hawaii 96813

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (808) 892-6611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	PTWOU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	PTWO	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PTWOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2024, as described below under Item 5.07, the stockholders of Pono Capital Two, Inc. (the “Company” or “Pono”) approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Charter”) to implement the Extension Proposal (as defined below) (the “Charter Amendment”). The Charter Amendment became effective on February 5, 2024, upon filing with the Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by reference to the Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation, dated February 5, 2024, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein..

Item 5.07. Submissions of Matters to a Vote of Security Holders.

The Company held a special meeting of stockholders (the “Special Meeting”) of the Company on February 5, 2024 at 1:00 p.m. Eastern Time via teleconference. Summarized below are the results of the matters submitted to a vote at the Special Meeting.

Matter	For	Against	Abstain
Proposal 1 – The Extension Amendment Proposal - A proposal to amend (the “Extension Amendment”) the Company’s Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”), to extend the date by which Pono has to consummate a business combination from February 9, 2024 to November 9, 2024 (the “Extended Date”).	4,739,042	213,129	0

Proposal 1 was approved by the Company’s stockholders.

Item 7.01 Regulation FD Disclosure.

The Company’s stockholders elected to redeem an aggregate of 273,334 shares of Common Stock of the Company in connection with the Special Meeting. Following such redemptions, the amount of funds remaining in the trust account is approximately $17.9 million.

The information in this Item 7.01, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation, dated February 5, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PONO CAPITAL TWO, INC.

Date: February 8, 2024	By:	/s/ Darryl Nakamoto
Darryl Nakamoto
Chief Executive Officer